THE GABELLI U.S. TREASURY MONEY MARKET FUND

                                  ANNUAL REPORT
                              SEPTEMBER 30, 2001(A)

[PHOTO OF JUDITH A. RANERI OMITTED]
JUDITH A. RANERI

TO OUR SHAREHOLDERS,

      Even before the devastating terrorist attacks of September 11, the economy, which expanded at just a 0.3% rate in the second quarter of 2001 - the weakest in 8 years - was only barely showing signs of recovery. The Federal Reserve Board (the "Fed") has been seeking to boost the slowing economy since January, and following the terrorist attacks and their potentially harmful effects on the economy's performance, the Fed cut rates for the ninth time this year at their scheduled October 2 meeting. The Fed's rate cut was the second since the attacks and brings the Fed Funds rate to 2.5%, the lowest since 1962.

      Throughout the third quarter, the market had to interpret conflicting data, which portrayed an economy showing tentative signs of recovery and also an economy flirting with recession. Consumer spending had moved higher in August and appeared to be reasonably well maintained in the first part of September. Motor vehicle and chain store sales were running close to August levels and, according to the National Association of Purchasing Managers Index, manufacturers' orders had improved. We saw an unexpected increase in the Producer Price Index for a second straight month, led by higher energy and automobile costs, and we also evidenced a slight boost in consumer confidence according to a preliminary September reading of the University of Michigan Consumer Confidence report.

      In contrast, the Beige Book Summary of regional economic trends for the period up to September 10th, was broadly disappointing and suggested that activity had slowed further. Manufacturing activity remained weak in nearly all regions, and softness appeared to be broad based. Overall consumer spending remained soft, while labor markets continued to ease. September's employment report, which highlighted deteriorating labor market conditions, showed the biggest decline in payrolls in more than 10 years, irrespective of the events of September 11. The report also suggests that the unemployment rate for October may climb to 5.30% and 6.00% at year-end. Such rates could further erode consumer confidence and weaken an economy struggling to avoid recession. Recent economic data continue to show a sluggish economy and further economic weakness. September's Retail Sales figure fell three times more than expected, a dismal report showing the economy retreating into recession as consumers stopped shopping. The decline is a recession type number and pulls third quarter sales into negative territory, with sales declining at a 1.00% annual rate.

      Despite the high uncertainty of the current environment, compounded by the market's liquidity complications, both the Federal Reserve and the Bush Administration are pursuing efforts to boost the economy. President Bush and Congressional leaders proposed an economic stimulus package between

--------------------------------------------------------------------------------
(a) The Fund's fiscal year ends September 30.

$60 and $75 billion and included 13 additional weeks of unemployment benefits to aid in the rebuilding and recovery period. Congress is also considering tax cuts and an increase in Government spending to shore up demand, while aggressive Fed action will help suppress eroding consumer, business and investor confidence. Separately, the Bush Administration has reportedly drawn up plans for a Federally backed reinsurance pool to cover property damaged by any further terrorist attacks. If needed, the plan could cost the Treasury $100 billion in the next three years. Many market participants anticipate that the combined impact of aggressive monetary and fiscal stimulus will generate a strong rebound in economic activity by the second half of 2002.

      The market and the Federal Open Market Committee ("FOMC") will continue to price in more interest rate cuts until there is sufficient amount of evidence that the economy demonstrates a "resurgence of growth." With risks tilted towards more weakness rather than an across-the-board recovery, further Fed easing in November and December is anticipated, resulting with a 2.00% Federal Funds rate by year-end.

      During a period marked by an increasing volume of activity by the Fed and growing evidence of a softening economy, we decided to focus on investments in the three to six month sector. With this investment strategy, we were able to lock in higher rates in a declining rate environment, simultaneously protecting the Fund from any possible credit issues by avoiding securities with longer maturities. Looking ahead, we will continue to make investment decisions where we see the combination of value and basic investment strategy.

INVESTMENT RESULTS

      For the twelve-month period ended September 30, 2001, The Gabelli U.S. Treasury Money Market Fund's (the "Fund") total return was 4.76%. The Lipper U.S. Treasury Money Market Average had a total return of 4.37% over the same period. The Lipper Average reflects the average performance of mutual funds classified in this particular category. The Fund's 7-day annualized yield and 30-day annualized yield on September 30, 2001 were 3.12% and 3.33%, respectively.

      For the five-year period ended September 31, 2001, the Fund's total return averaged 5.01% versus an average annual total return of 4.70% for the Lipper U.S. Treasury Money Market Average. Since inception on October 1, 1992 through September 30, 2001, the Fund had an average annual total return of 4.62%. As of September 30, 2001, direct shareholders totaled 7,209 and net assets were $805.1 million. The Fund maintained a stable net asset value of $1.00 per share throughout the period.

MINIMUM INVESTMENT - $10,000

      The Fund's minimum initial investment is $10,000. However, shareholders of any of the Gabelli Funds may invest in the Fund with an initial investment of $3,000. IRAs, retirement accounts and custodial accounts for minors require an initial investment of only $1,000. The Fund provides check writing and exchange privileges and continues to offer these services at no charge to shareholders. The Fund's expenses are capped at 0.30% of average net assets, making it one of the most attractive U.S. Treasury-only money market funds. With dividends that are exempt from state and local income taxes in all states, the Fund is an excellent vehicle in which to store idle cash.

WWW.GABELLI.COM

      Please visit us on the Internet. Our homepage at http://www.gabelli.com contains information about Gabelli Asset Management Inc., the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can send us e-mail at info@gabelli.com.

      In  our  efforts  to  bring  our   shareholders   more  timely   portfolio
information, Gabelli Fund's portfolio managers regularly participate in chat sessions at www.gabelli.com as reflected below.

                          WHO                    WHEN
                          ---                    ----
      Special Chats:      Mario J. Gabelli       First Monday of each month
                          Howard Ward            First Tuesday of each month

      In addition, every Wednesday will feature a different portfolio manager. The upcoming Wednesday chat schedule is as follows:

                          NOVEMBER               DECEMBER         JANUARY
                          --------               --------         -------
      1st Wednesday       Lynda Calkin           Caesar Bryan     Walter Walsh
      2nd Wednesday       Walter Walsh           Ivan Arteaga     Lynda Calkin
      3rd Wednesday       Laura Linehan          Tim O'Brien      Tim O'Brien
      4th Wednesday       Barbara Marcin         Barbara Marcin   Caesar Bryan
      5th Wednesday                                               Barbara Marcin

      All chat sessions start at 4:15 ET. Please arrive early, as participation is limited.

      You may sign up for our HIGHLIGHTS email newsletter at www.gabelli.com and receive early notice of chat sessions, closing mutual fund prices, news events and media sightings.

DAILY DIVIDENDS

      The Fund declares daily dividends which are reinvested monthly unless a cash distribution is requested. The Fund invests exclusively in U.S. Treasury securities and therefore 100% of the Fund's income dividends are exempt from state and local income taxes in all states. Please consult your tax adviser for the applicability to your specific situation.

      We thank you for your loyalty and as always, pledge our best efforts on your behalf as we seek to provide you with competitive returns. Please call us
at   1-800-GABELLI   (1-800-422-3554)   during  the  business  day  for  further
information.
                                                     Sincerely,
                                                     /S/ JUDITH A. RANIERI
                                                     JUDITH A. RANIERI
                                                     Vice President and
                                                     Portfolio Manager

October 17, 2001

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Total returns and average annual returns, which reflect changes in investment income, are net of expenses. Investment returns and yields will fluctuate. An investment in The Gabelli U.S. Treasury Money Market Fund is neither insured nor guaranteed by the U.S. Government or the Federal Deposit Insurance Corporation. Although the Fund seeks to preserve the value of an investment at $1.00 per share, there can be no assurance that the Fund will maintain a stable $1.00 per share net asset value, so it is possible to lose money by investing in the Fund. The Fund's prospectus contains more complete information, including fees and expenses. The prospectus should be read carefully before investing or sending money. If the Fund's expenses had not been capped, the Fund's 7-day annualized yield and 30-day annualized yield would have been 3.01% and 3.21%, respectively, as of September 30, 2001.

THE GABELLI U.S. TREASURY MONEY MARKET FUND
STATEMENT OF NET ASSETS -- SEPTEMBER 30, 2001
--------------------------------------------------------------------------------


  PRINCIPAL                                     ANNUALIZED YIELD AT          MATURITY                                  MARKET
   AMOUNT                                        DATE OF PURCHASE              DATE                                     VALUE
  ---------                                     -------------------        ------------                               ---------

                U.S. TREASURY OBLIGATIONS -- 100.4%
                U.S. TREASURY BILLS -- 69.6%
$561,498,000    U.S. Treasury Bill ..........    1.828% to 3.538%        10/04/01-12/27/01                          $560,193,045
                                                                                                                    ------------
                U.S. TREASURY NOTES - 30.8%
 245,000,000    U.S. Treasury Note ...........   2.522% to 4.056%        10/31/01-09/30/02                           248,431,973
                                                                                                                    -------------
 TOTAL INVESTMENTS (Cost $808,625,018)(a) .......................................................   00.4%            808,625,018
 OTHER ASSETS AND LIABILITIES (NET) .............................................................   (0.4)            (3,475,968)
                                                                                                    -----           ------------
NET ASSETS
   (applicable to 805,117,569 shares outstanding, $0.001 par value, one billion shares authorized) 100.0%           $805,149,050
                                                                                                   ======           ============
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE ................................................                  $1.00
                                                                                                                           =====
NET ASSETS CONSIST OF:
   Paid-in-Capital ......................................................................................           $805,033,914
   Accumulated net realized gain on investments .........................................................                115,136
                                                                                                                    ------------
TOTAL NET ASSETS ........................................................................................           $805,149,050
                                                                                                                    ============

-------------------------------------------------------
(a) Aggregate cost for Federal tax purposes.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period:


                                                                              YEAR ENDED SEPTEMBER 30,
                                                             -------------------------------------------------------
                                                              2001         2000        1999          1998         1997(C)
                                                             ------      -------      --------      --------      --------

OPERATING PERFORMANCE:
   Net asset value, beginning of period ................   $   1.00      $  1.00      $   1.00  $       1.00      $   1.00
                                                           --------      -------      --------      --------      --------
   Net investment income (a) ...........................     0.0453       0.0526        0.0422        0.0496        0.0485
   Net realized gain on investments ....................     0.0011       0.0010        0.0005        0.0005        0.0013
                                                           --------      -------      --------      --------      --------
   Total from investment operations ....................     0.0464       0.0536        0.0427        0.0501        0.0498
                                                           --------      -------      --------      --------      --------
DISTRIBUTIONS TO SHAREHOLDERS:
   Net investment income ...............................    (0.0453)     (0.0526)      (0.0422)      (0.0496)      (0.0485)

   Net realized gain on investments ....................    (0.0011)     (0.0010)      (0.0005)      (0.0005)      (0.0013)
                                                           --------      -------      --------      --------      --------
   Total distributions .................................    (0.0464)     (0.0536)      (0.0427)      (0.0501)      (0.0498)
                                                           --------      -------      --------      --------      --------
   NET ASSET VALUE, END OF PERIOD ......................   $   1.00      $  1.00      $   1.00      $   1.00      $   1.00
                                                           ========      =======      ========      ========      ========
   Total return+ .......................................       4.7%         5.5%          4.4%          5.1%          5.1%
                                                           ========      =======      ========      ========      ========
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA:
   Net assets, end of period (in 000's) ................   $805,149     $614,782      $480,100      $314,394      $203,542
   Ratio of net investment income to average net assets       4.51%        5.29%         4.19%         4.91%         4.85%
   Ratio of operating expenses to average net assets (b)      0.30%        0.30%         0.30%         0.30%         0.30%

--------------------------------------------------------------------------------
+ Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of dividends.
(a) Net investment income before fees waived by the Manager for the years ended September 30, 2001, 2000, 1999, 1998 and 1997 were $0.0446, $0.0520,
    $0.0412, $0.0475, $0.0469, respectively.
(b) Operating expense ratios before fees waived by the Manager for the years ended September 30, 2001, 2000, 1999, 1998, and 1997 were 0.37%, 0.37%,
    0.40%, 0.46% and 0.45%, respectively.
(c) Gabelli Funds, LLC became the sole investment adviser of the Fund on April 15, 1997.

                See accompanying notes to financial statements.

THE GABELLI U.S. TREASURY MONEY MARKET FUND
STATEMENT OF OPERATIONS -- FOR THE YEAR ENDED SEPTEMBER 30, 2001
--------------------------------------------------------------------------------
INVESTMENT INCOME:
   Interest ....................................................    $35,056,776
                                                                    -----------
EXPENSES:
   Management fees .............................................      2,187,296
   Transfer agent fees .........................................        175,434
   Custodian fees ..............................................        108,376
   Registration fees ...........................................        102,810
   Legal and audit fees ........................................         43,806
   Trustees' fees ..............................................         22,691
   Shareholder communications expenses .........................         26,110
   Miscellaneous expenses ......................................         26,350
                                                                    -----------
   TOTAL EXPENSES BEFORE FEES WAIVED BY MANAGER ................      2,692,873
   Fees waived by Manager ......................................       (505,577)
                                                                    -----------
   TOTAL EXPENSES -- NET .......................................      2,187,296
                                                                    -----------
NET INVESTMENT INCOME ..........................................     32,869,480
NET REALIZED GAIN ON INVESTMENTS ...............................        914,195
                                                                    -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ...........    $33,783,675
                                                                    ===========

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                     YEAR ENDED                   YEAR ENDED
                                                                                    SEPTEMBER 30,                SEPTEMBER 30,
                                                                                        2001                         2000
                                                                                   --------------               -------------
OPERATIONS:
  Net investment income ........................................................  $    32,869,480              $    29,268,240
  Net realized gain on investments .............................................          914,195                      451,129
                                                                                  ---------------              ---------------
  NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS .........................       33,783,675                   29,719,369
                                                                                  ---------------              ---------------
DISTRIBUTIONS TO SHAREHOLDERS:
  Net investment income ........................................................      (32,869,480)                 (29,268,240)
  Net realized gain on investments .............................................         (799,059)                    (534,784)
                                                                                  ---------------              ---------------
  TOTAL DISTRIBUTIONS TO SHAREHOLDERS ..........................................      (33,668,539)                 (29,803,024)
                                                                                  ---------------              ---------------
SHARE TRANSACTIONS ($1.00 PER SHARE):
  Shares sold ..................................................................    3,328,173,296                2,781,236,363
  Shares issued upon reinvestment of dividends and distributions ...............       32,802,723                   28,992,702
  Shares redeemed ..............................................................   (3,170,723,853)              (2,675,463,174)
                                                                                  ---------------              ---------------
  NET INCREASE IN NET ASSETS ...................................................      190,367,302                  134,682,236
NET ASSETS:
  Beginning of period ..........................................................      614,781,748                  480,099,512
                                                                                  ---------------              ---------------
  End of period ................................................................  $   805,149,050              $   614,781,748
                                                                                  ===============              ===============

                 See accompanying notes to financial statements.

THE GABELLI U.S. TREASURY MONEY MARKET FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


1. ORGANIZATION. The Gabelli U.S. Treasury Money Market Fund (the "Fund"), a series of The Gabelli Money Market Funds (the "Trust"), was organized on May 21, 1992 as a Delaware business trust. The Fund is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund's primary objective is high current income consistent with the preservation of principal and liquidity. The Fund commenced investment operations on October 1, 1992.

2. SIGNIFICANT ACCOUNTING POLICIES. The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION. Investments are valued at amortized cost, which approximates market value, in accordance with Rule 2a-7 under the 1940 Act. Amortized cost involves valuing a portfolio security at cost and any discount or premium is amortized on a constant basis to the maturity of the instrument.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded as earned.

DIVIDENDS  AND  DISTRIBUTIONS.   Dividends  from  investment  income  (including
realized capital gains and losses) are declared daily and paid monthly. Distributions of long term capital gains, if any, are paid annually.

PROVISION FOR INCOME TAXES. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As a result, a Federal income tax provision is not required.

3. AGREEMENTS WITH AFFILIATED PARTIES. The Trust has entered into a management agreement (the "Management Agreement") with Gabelli Funds, LLC (the "Manager"), which provides that the Trust will pay the Manager a fee, computed daily and paid monthly, at the annual rate of 0.30 percent of the value of the Fund's average daily net assets. In accordance with the Management Agreement, the Manager provides a continuous investment program for the Fund's portfolio, oversees the administration of all aspects of the Fund's business and affairs and pays the compensation of all Officers and Trustees of the Fund who are its affiliates. To the extent necessary, the Manager has contractually undertaken to assume certain expenses of the Trust so that the total expenses do not exceed
0.30 percent of the Fund's average daily net assets. This arrangement is renewable annually by the Manager. For the year ended September 30, 2001, the Manager waived management fees of $505,577.

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES
THE GABELLI U.S. TREASURY MONEY MARKET FUND

We have audited the accompanying statement of net assets of The Gabelli U.S. Treasury Money Market Fund (the "Fund") a series of The Gabelli Money Market Funds as of September 30, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2001 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Gabelli U.S. Treasury Money Market Fund at September 30, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.

New York, New York
November 2, 2001

                                                          /S/ ERNST & YOUNG, LLP

--------------------------------------------------------------------------------
                  2001 TAX NOTICE TO SHAREHOLDERS (Unaudited)

   U.S. GOVERNMENT INCOME:
   The percentage of the ordinary income dividend paid by the Fund during the period from October 1, 2000 through September 30, 2001 which was derived from U.S. Treasury securities was 100%. Such income is exempt from state and local tax in all states. Due to the diversity in state and local tax law, it is recommended that you consult your personal tax advisor as to the applicability of the information provided to your specific situation.
--------------------------------------------------------------------------------

                            THE GABELLI U.S. TREASURY
                                MONEY MARKET FUND
                              One Corporate Center
                            Rye, New York 10580-1434
                                  1-800-GABELLI
                                [1-800-422-3554]
                               FAX: 1-914-921-5118
                             HTTP://WWW.GABELLI.COM
                            E-MAIL: INFO@GABELLI.COM
               (Net Asset Value may be obtained daily by calling
                         1-800-GABELLI after 6:00 P.M.)

                                BOARD OF TRUSTEES
Mario J. Gabelli, CFA                            John J. Parker
Chairman and Chief                               Attorney-at-Law
Investment Officer                               McCarthy, Fingar, Donovan,
Gabelli Asset Management Inc.                    Drazen &Smith

Anthony J. Colavita                              Karl Otto Pohl
Attorney-at-Law                                  Former President
Anthony J. Colavita, P.C.                        Deutsche Bundesbank

Vincent D. Enright                               Anthonie C. van Ekris
Former Senior Vice President                     Managing Director
and Chief Financial Officer                      BALMAC International, Inc.
KeySpan Energy Corp.

                                    OFFICERS
Mario J. Gabelli, CFA                           Ronald S. Eaker
President                                       Vice President

Bruce N. Alpert                                 Judith A. Raneri
Vice President and                              Vice President
Treasurer                                       and Portfolio Manager

James E. McKee                                  Henley L. Smith
Secretary                                       Vice President

                                   DISTRIBUTOR
                             Gabelli & Company, Inc.

                  CUSTODIAN, TRANSFER AGENT AND DIVIDEND AGENT
                      State Street Bank and Trust Company

                                 LEGAL COUNSEL
                            Willkie, Farr & Gallagher

--------------------------------------------------------------------------------
This report is submitted for the general information of the shareholders of The Gabelli U.S. Treasury Money Market Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
--------------------------------------------------------------------------------
GAB404Q301SR

[PHOTO OF MARIO J. GABELLI, CFA OMITTED]

                                                                THE
                                                                GABELLI
                                                                U.S. TREASURY
                                                                MONEY MARKET
                                                                FUND


                                                                   ANNUAL REPORT
                                                              SEPTEMBER 30, 2001